Exhibit 32.3
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Energy Transfer LP (the “Partnership”) on Form 10-Q for the quarter ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dylan A. Bramhall, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.
Date: August 8, 2024

/s/ Dylan A. Bramhall
Dylan A. Bramhall
Group Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to and will be retained by Energy Transfer LP and furnished to the Securities and Exchange Commission upon request.